                         GENERAL SURGICAL INNOVATIONS, INC.

                     NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:


Gregory D. Casciaro
General Surgical Innovations, Inc.
10460 Bubb Road
Cupertino, CA  95014

     You have been granted an option to purchase Common Stock of General Surgical Innovations, Inc. (the "Company"), as follows:

     Board Approval Date:                    April 6, 1998

     Date of Grant (Later of Board
          Approval Date or
          Commencement of
          Employment/Consulting):            April 6, 1998

     Exercise Price Per Share:               $4.00

     Total Number of Shares Granted:         25,000

     Total Price of Shares Granted:          $100,000

     Term/Expiration Date:                   April 6, 2008

     Vesting Commencement Date:              October 6, 2001

     Vesting Schedule:                       4,166 of the shares subject
                                             to the option shall become
                                             exercisable each month
                                             beginning on October 6,
                                             2001 with all options
                                             vested as of April 6, 2002.

     Termination Period:                     Option may be exercised for
                                             a period of 30 days after
                                             termination of employment
                                             or consulting relationship
                                             with the Company except as
                                             set out in Sections 7 and 8
                                             of the Nonstatutory Stock
                                             Option Agreement (but in
                                             no event later than the
                                             Expiration Date).

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

GREGORY D. CASCIARO                GENERAL SURGICAL INNOVATIONS,
                                   INC.



                                   By:
-------------------------             -----------------------------
Signature

                                   Title:
-------------------------                ---------------------------
Print Name

                    GENERAL SURGICAL INNOVATIONS, INC.

                   NONSTATUTORY STOCK OPTION AGREEMENT

       1. GRANT OF OPTION. General Surgical Innovations, Inc., a California corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

              This Option is intended to be a Nonstatutory Stock Option.

       2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

              (a)    RIGHT TO EXERCISE.

                     (i) This Option may not be exercised for a fraction of a share.

                     (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraph
(iii) below.

                     (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

              (b)    METHOD OF EXERCISE.

                     (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                     (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                     (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

       3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

       4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of
Optionee: (a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

       5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

       6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate. The Optionee's employment or consulting relationship shall not be considered terminated in the case of sick leave, military leave, or any other leave of absence approved by the Company's Board of Directors; provided, however, either that such leave must be for a period of not more than ninety (90) days or that re-employment upon the expiration of such leave must be guaranteed by contract or by statute, or is provided pursuant to Company policy adopted from time to time. For purposes of this Agreement, a change in status from an Employee to a Consultant or from a Consultant to an Employee shall not constitute a termination of relationship.

       7.     DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 6 above, in the event of termination of Optionee's employment or consulting relationship with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), Optionee may, but only within six (6) months from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

       8.     DEATH OF OPTIONEE.  In the event of the death of Optionee:

              (a) during the term of this Option and while an employee or consultant of the Company and having been an employee or consultant of the Company since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as a director of the Company three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

              (b) within thirty (30) days after the termination of Optionee's employment or consulting relationship with the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

       9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

       10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

       11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an employee or consultant of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as an employee or consultant of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

       12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION CORPORATE TRANSACTIONS.

              (a) CHANGES IN CAPITALIZATION. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Option and the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

              (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in the exercise of its sole discretion in such instances, declare that this Option shall terminate as of a date fixed by the Board of Directors and give the Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.
If the Board of Directors makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

       13. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

       14. AMENDMENT OF OPTION. In addition to any changes or adjustments that may be made pursuant to Section 12 above, the Company's Board of Directors shall have the authority to make the following determinations with respect to, and amendments to, the Option without the consent of Optionee: (a) waiver of any restriction applicable to the Option or the Shares; (b) reduction in the exercise price of the Option to the Fair Market Value of shares of the Company's Common Stock as of the date of such reduction in price; (c) extension of the exercise periods set forth in Section 5, 6 and 7 above; and (d) any other amendment or adjustment that does not materially and adversely affect Optionee's rights hereunder.

       15. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

         [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                 EXHIBIT A

                             NOTICE OF EXERCISE

To:           General Surgical Innovations, Inc.
Attn:         Stock Option Administrator
Subject:      NOTICE OF INTENTION TO EXERCISE NONSTATUTORY STOCK OPTION

       This is official notice that the undersigned ("OPTIONEE") intends to exercise Optionee's option to purchase __________ shares of General Surgical Innovations, Inc. Common Stock, under and pursuant to the Nonstatutory Stock Option Agreement dated ___________, as follows:

       Grant Number: ________________________________

       Date of Purchase:    ________________________________

       Number of Shares:    ________________________________

       Purchase Price:      ________________________________

       Method of Payment
       of Purchase Price:   ________________________________


Social Security No.: ________________________________

The shares should be issued as follows:

       Name:    ___________________________

       Address: ____________________________

                ____________________________

                ____________________________

       Signed:  ____________________________

       Date:    ____________________________